------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): March 27, 2002


                               IndyMac MBS, Inc.
       ----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


             Delaware                   333-82831                  95-4791925
----------------------------         -------------           -------------------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
       of Incorporation)              File Number)           Identification No.)


   155 North Lake Avenue
    Pasadena, California                                             91101
----------------------------                                     -------------
   (Address of Principal                                          (Zip Code)
    Executive Offices)

       Registrant's telephone number, including area code (800) 669-2300
                                                          ----- --------


------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------

         Filing of Certain Materials.
         ---------------------------

       In connection with the issuance by IndyMac MBS, Inc. of its Mortgage Pass-Through Certificates, Series 2002-C (the "Certificates"), IndyMac MBS, Inc. is filing herewith a mortgage insurance policy with a corresponding schedule endorsement relating to the mortgage loans. The policy and schedule endorsement, which are listed as Exhibit 99.1 hereto, are filed on Form SE dated March 27, 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)    Not applicable.

         (b)    Not applicable.

         (c)    Exhibits:

                99.1 PMI Mortgage Insurance Co. Mortgage Pool Policy of Insurance (with Schedule Endorsement)























-------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated March 25, 2002 and prospectus supplement dated March 26, 2002, of IndyMac MBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2002-C.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INDYMAC MBS, INC.



                                       By:  /s/ S. Blair Abernathy
                                           ----------------------------------
                                           Name:   S. Blair Abernathy
                                           Title:  Executive Vice President



         Dated:  March 29, 2002

Exhibit Index


Exhibit                                                                   Page
-------                                                                   ----
99.1    PMI Mortgage Insurance Co. Mortgage Pool Policy of Insurance
        (with Schedule Endorsement) filed on Form SE dated March 27, 2002   5